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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our report incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Miami, Florida
August 22, 2001